Exhibit 99.3

IMAGEWARE SYSTEMS, INC.

SECURITY AGREEMENT

This Security Agreement (as amended, modified or otherwise supplemented from time to time, this “Security Agreement”), dated as of December 8, 2010, is executed by ImageWare Systems, Inc., a Delaware corporation (“Company”), in favor of Neal Goldman, (together with his successors and assigns including but not limited to Goldman Capital Management Money Purchase Plan Dated 12/23/87, “Lender”).

 RECITALS

A. Company has issued to Lender promissory notes (the “Note”), on the dates and in the amounts listed below in an aggregate principal amount of $5,500,000 in favor of Lender.

a.

Neal Goldman – 10/5/2010 - $2,000,000

b.

Neal Goldman - 11/24/2010 - $650,000

c.

Goldman Capital Management Money Purchase Plan Dated 12/23/87 - $1,350,000

d.

Neal Goldman – 12-8-2010 - $350,000

e.

Goldman Capital Management Money Purchase Plan Dated 12/23/87 – 12/8/2010  -  $1,150,000

B. In order to induce Lender to extend the credit evidenced by the Note, Company has agreed to enter into this Security Agreement and to grant Lender, the security interest in the Collateral described below.

 AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Company hereby agrees with Lender as follows:

1.

Definitions and Interpretation.  When used in this Security Agreement, the following terms have the following respective meanings:

“Collateral” has the meaning given to that term in Section 2 hereof.

 “Event of Default”  the occurrence of any of the following shall constitute an "Event of Default" under this Security Agreement:

•

Failure to Pay.  If Company fails to pay any principal or interest payment or any other payment required under the terms of the Note within five (10) days of the due date of such payment;

•

Loss of Priority of Lien.  Lender's Lien in the Collateral shall not be a first priority security interest, subject to Permitted Liens;

•

Voluntary Bankruptcy or Insolvency Proceedings.  Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iii) be dissolved or liquidated, (iv) become insolvent (as such term may be defined or interpreted under any applicable statute), (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing;

•

Involuntary Bankruptcy or Insolvency Proceedings.  Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement;

 “Financing Documents” shall mean, the Note, this Security Agreement, the Lender Warrant, and the instruments, agreements and documents executed in connection therewith.

.

“Liens” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof), any sale of receivables with recourse against Company, any filing or agreement to file a financing statement as debtor under the UCC or any similar statute or any subordination arrangement in favor of another person.

“Obligations” means all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Company to Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising, under or pursuant to the terms of the Note, this Security Agreement or the other Financing Documents, including, all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

“Permitted Liens” means (a) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established; and (b) Liens in favor of Lender.

“UCC” means the Uniform Commercial Code as in effect in the State of Delaware from time to time.

All capitalized terms not otherwise defined herein shall have the respective meanings given in the Note. Unless otherwise defined herein, all terms defined in the UCC have the respective meanings given to those terms in the UCC.

2.

Grant of Security Interest.  As security for the Obligations, Company hereby pledges to Lender and grants to Lender a first priority lien on and security interest in and to all right, title and interests of Company in and to the property described in Attachment 1 hereto, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”).

3. General Representations and Warranties.  Company represents and warrants to Lender that (a) Company is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Company acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time Company acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens; (b) upon the filing of UCC-1 financing statements in the appropriate filing offices, Lender has (or in the case of after-acquired Collateral, at the time Company acquires rights therein, will have) a first priority perfected security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing, except for Permitted Liens; (c) all

Inventory has been (or, in the case of hereafter produced Inventory, will be) produced in compliance with applicable laws, including the Fair Labor Standards Act; (d) all accounts receivable and payment intangibles are genuine and enforceable against the party obligated to pay the same; (e) the originals of all documents evidencing all accounts receivable and payment intangibles of Company and the only original books of account and records of Company relating thereto are, and will continue to be, kept at the address of Company set forth in Section 7 of this Security Agreement.

4.

Covenants Relating to Collateral.

(a) Company hereby agrees (a) to perform all acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the Lien granted to Lender therein and the perfection and priority of such Lien, except for Permitted Liens; (b) not to have any other Liens, except Permitted Liens, placed on the Collateral; (c) not to use or permit any Collateral to be used (i) in violation in any material respect of any applicable law, rule or regulation, or (ii) in violation of any policy of insurance covering the Collateral; (d) to pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon or affecting any Collateral; (e) without 30 days’ written notice to Collateral Agent, (i) not to change Company’s name or place of business (or, if Company has more than one place of business, its chief executive office), or the office in which Company’s records relating to accounts receivable and payment intangibles are kept, (ii) not to change Company’s state of incorporation, or (f) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by Lender to perfect, maintain and protect its Lien hereunder and the priority thereof and to deliver promptly upon the request of Lender all originals of Collateral consisting of instruments.

(b) Company hereby further agrees to (i) notify Lender, in writing, at such time or times that Company enters into a Material Contract and (ii) perform all acts that may be necessary to maintain, preserve, protect and perfect a security interest in such Material Contract, the Lien granted to Lender therein and the perfection and priority of such Lien.  Upon Lender's request, Company shall provide copies of any Material Contracts to Lender.  For purposes of this Section 4(b), "Material Contract" means any agreement not made in the ordinary course of Company's business or an agreement that requires payments of $100,000 or more, in which Company or any subsidiary of Company is a party or has a beneficial interest.

5.

Authorized Action by Lender.  Company hereby irrevocably appoints Lender, or any Person that Lender may designate, as its attorney-in-fact (which appointment is coupled with an interest), at Company’s expense, and agrees that Lender may perform (but Lender shall not be obligated to and shall incur no liability to Company or any third party for failure so to do) any act which Company is obligated by the Note or this Security Agreement to perform, and to exercise such rights and powers as Company might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (d) pay any indebtedness of Company relating to the Collateral; (e)  insure, process and preserve the Collateral; and (f) file UCC financing statements and execute other documents, instruments and agreements required hereunder; provided, however, that Lender shall not exercise any such powers granted pursuant to subsections (a) through (d) prior to the occurrence of an Event of Default and shall only exercise such powers during the continuance of an Event of Default.  Company agrees to reimburse Lender upon demand for any reasonable costs and expenses, including attorneys’ fees, Lender may incur while acting as Company’s attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations.  It is further agreed and understood between the parties hereto that such care as Lender gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Lender’s possession; provided, however, that Lender shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

6.

Default and Remedies.

(a)

Default.  Company shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default.

(b)

Remedies.  Upon the occurrence and during the continuance of any such Event of Default, Lender shall have the rights of a secured creditor under the UCC, all rights granted by this Security Agreement and by law, including the right to:  (a) enter Company’s premises and take possession of the Collateral or dispose of the Collateral on the Premises, (b) require Company to assemble the Collateral and make it available to Lender at a place to be designated by Lender; (c) prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Lender deems appropriate; and (d) sell or dispose of the Collateral pursuant to a sale under the UCC, if applicable.  Company hereby agrees that ten (10) days’ notice of any intended sale or disposition of any Collateral is reasonable.  In furtherance of Lender’s rights hereunder, Company hereby grants to Lender an irrevocable, non-exclusive license, exercisable without royalty or other payment by Lender, and only in connection with the exercise of remedies hereunder, to use, license or sublicense any patent, trademark, trade name, copyright or other intellectual property in which Company now or hereafter has any right, title or interest together with the right of access to all media in which any of the foregoing may be recorded or stored.

(c) Application of Collateral Proceeds.  The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Lender at the time of, or received by Lender after, the occurrence of an Event of Default) shall be paid to and applied as follows:

(i) First, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by Collateral Agent;

(ii) Second, to the payment to Lender of the amount then owing or unpaid on Lender’s Note, and in case such proceeds shall be insufficient to pay in full the whole amount so due;

(iii) Third, to the payment of the surplus, if any, to Company, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

7.

Miscellaneous.

(a)

Notices.  Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Company or Lender under this Security Agreement shall be in writing and faxed, mailed or delivered to each party to the facsimile number or its address set forth below (or to such other facsimile number or address as the recipient of any notice shall have notified the other in writing).  All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt.

Lender:

Neal Goldman

812 Park Ave,  Apt 8E

New York, NY  10021

Telephone: (212) 676-5571

Facsimile:  (212) 214-0657

Company:

ImageWare Systems, Inc.

10815 Rancho Bernardo Road, Suite 310

San Diego, CA 92127

Attn: Mr. Wayne Wetherell

Telephone: 858-673-8600

Facsimile:  858-673-0291

(b)

Termination of Security Interest.  Upon the payment, performance and satisfaction in full of all Obligations, the security interest granted herein shall immediately terminate and all rights to the Collateral shall revert to Company.

(c)

Nonwaiver.  No failure or delay on Lender’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

(d) Amendments and Waivers.  This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Company and Lender.  Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

(e) Assignments.  This Security Agreement shall be binding upon and inure to the benefit of Lender and Company and their respective successors and assigns; provided, however, that Company may not sell, assign or delegate rights and obligations hereunder without the prior written consent of Lender.

(f) Cumulative Rights, etc.  The rights, powers and remedies of Lender under this Security Agreement shall be in addition to all rights, powers and remedies given to Lender by virtue of any applicable law, rule or regulation of any governmental authority, any Financing Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender’s rights hereunder.  Company waives any right to require Lender to proceed against any person or entity or to exhaust any Collateral or to pursue any remedy in Lender ‘s power.

(g) Payments Free of Taxes, Etc.  All payments made by Company under the Financing Documents shall be made by Company free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings.  In addition, Company shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement.  Upon request by Lender, Company shall furnish evidence satisfactory to Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

(h) Partial Invalidity.  If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

(i) Expenses.  Company shall pay all reasonable fees and expenses, including reasonable attorneys’ fees and expenses, actually incurred by Lender in connection with realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which is not performed as and when required by this Security Agreement.

(j) Entire Agreement.  This Security Agreement taken together with the other Financing Documents constitute and contain the entire agreement of Company and Lender and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(k) Other Interpretive Provisions.   References in this Security Agreement and each of the other Financing Documents to any document, instrument or agreement (a) includes all exhibits, schedules and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Security Agreement or any other Financing Document refer to this Security Agreement or such other Financing Document, as the case may be, as a whole and not to any particular provision of this Security Agreement or such other Financing Document, as the case may be.  The words “include” and “including” and words of similar import when used in this Security Agreement or any other Financing Document shall not be construed to be limiting or exclusive.

(l) Governing Law.  This Security Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to conflicts of law rules.  Company and Lender hereby consent to the personal jurisdiction of the state and/or federal courts of the State of Delaware for the resolution of any controversies arising out of or relating to this Security Agreement, the Note of any of the other Financing Documents.

(m) Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

(n) Jury Trial Waiver.  COMPANY AND LENDER WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN COMPANY AND LENDER ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS SECURITY AGREEMENT, THE NOTE OR ANY OTHER FINANCING DOCUMENT.

(o) Seal.  This Security Agreement is intended to take effect as an instrument under seal.

IN WITNESS WHEREOF, Company has caused this Security Agreement to be executed as of the day and year first above written.

IMAGEWARE SYSTEMS, INC.

By

/s/  S. James Miller
_____________________

       S. James Miller, CEO

ATTACHMENT 1

To Security Agreement

All right, title, interest, claims and demands of Company in and to the following property:

(i) All goods and equipment now owned or hereafter acquired, including, without limitation, all laboratory equipment, computer equipment, office equipment, machinery, fixtures, vehicles, and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

(ii) All inventory now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Company’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Company’s books relating to any of the foregoing;

(iii) All contract rights, general intangibles, health care insurance receivables, payment intangibles and commercial tort claims, now owned or hereafter acquired, including, without limitation, all patents, patent rights (and applications and registrations therefor), trademarks and service marks (and applications and registrations therefor), inventions, copyrights, mask works (and applications and registrations therefor), trade names, trade styles, software and computer programs, trade secrets, methods, processes, know how, drawings, specifications, descriptions, and all memoranda, notes, and records with respect to any research and development, goodwill, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind and whether in tangible or intangible form or contained on magnetic media readable by machine together with all such magnetic media;

(iv) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Company arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Company (subject, in each case, to the contractual rights of third parties to require funds received by Company to be expended in a particular manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Company and Company’s books relating to any of the foregoing;

(v) All documents, cash, deposit accounts, letters of credit, letter of credit rights, supporting obligations, certificates of deposit, instruments, chattel paper, electronic chattel paper, tangible chattel paper and investment property, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, now owned or hereafter acquired and Company’s books relating to the foregoing; and

(vi) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and replacements, products and proceeds thereof, including, without limitation, insurance, condemnation, requisition or similar payments and the proceeds thereof.